SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549




                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event report):  April 17, 1996



                                   PAGES, INC.
       __________________________________________________________________

                         Commission File Number 0-107475

        Incorporated - Delaware      IRS Identification Number 34-1297143




              801 94th Avenue North, St. Petersburg, Florida  37702



        Registrant's telephone number, including area code (813) 578-3300

Item 5.   OTHER EVENTS

      The Company announced today that, due to health reasons, Richard A. Stimmel has resigned as its President, Treasurer and Director, and an officer of its subsidiaries, School Book Fairs, Inc. and Clyde A. Short Company, Inc.
S. Robert Davis has assumed the position of President and C.E.O. The Company will begin its search for a Treasurer and Director immediately.




                         SIGNATURES


      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 1996              PAGES, Inc.
      ----------------            -------------------------
                                  (Registrant)


                                  /s/ S. Robert Davis
                                  -------------------------
                                  S. Robert Davis, Chairman